Income Taxes	6 Months Ended
Jun. 30, 2011
Income Taxes
Income Taxes

13. Income taxes:

The Company recognizes future tax assets and liabilities for each tax jurisdiction based on the difference between the financial reporting and tax bases of assets and liabilities using the enacted tax rates expected to be in effect when the taxes are paid or recovered. The Company provides a valuation allowance against future tax assets for which the Company does not consider realization of such assets to meet the required "more likely than not" standard.

At December 31, 2010, the Company has US net operating loss carryforwards ("NOL's") of $114 million, which expire from 2010 through 2030. Due to a change in ownership resulting from the Canyon merger, utilization of approximately $90 million of US NOL's are subject to an IRC Section 382 annual limitation amount of approximately $1.0 million. A $43 million valuation allowance has been recorded against the tax affected US NOL's due to the Section 382 limitation and the Company does not consider realization of such assets to meet the required "more likely than not" standard. At December 31, 2010, the Company had Canadian non-capital loss carryforwards of approximately C$1.9 million, which expire in 2029 and Canadian capital loss carryforwards of C$1.3 million with no expiry. A full valuation allowance has been provided against the Canadian net deferred tax assets.